UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 12, 2002
Date of Report (Date of earliest event reported)

Commission File Number 000-31529

ADVANCED SWITCHING COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	54-1865834
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

8330 Boone Boulevard
Vienna, Virginia 22182
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (703) 448-5540

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Item 5.          Other Events.

           On April 12, 2002, Advanced Switching Communications, Inc. announced that its stockholders authorized and approved the Company's plan of liquidation at a special meeting of stockholders held on April 9, 2002.

          The Company also announced that, it intends to file a certificate of dissolution on or about May 10, 2002 with the Delaware Secretary of State pursuant to the plan of liquidation. Upon filing the certificate of dissolution, the Company will request that the Nasdaq Stock Market delist the Company's common stock and will petition the Securities and Exchange Commission for relief from its obligation to file periodic and other reports under the Securities Exchange Act of 1934. The Company will also close its stock transfer books and discontinue recording transfers of common stock at the close of business on the day the certificate of dissolution is filed.

          The press release issued by the Company, dated April 12, 2002, is attached hereto as Exhibit 99.1.

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

(c)          Exhibits

             99.1      Press Release dated April 12, 2002.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVANCED SWITCHING COMMUNICATIONS, INC.

Dated: April 12, 2002

By: /s/ Asghar D. Mostafa__ Asghar D. Mostafa President and Chief Executive Officer